UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 2334

Date of Report (Date of earliest event reported): May 7, 2007

MAJESTIC OIL & GAS INC.

(Name of issuer in its charter)

20-3955577

(I.R.S. employer identification number)

P.O Box 488 Cut Bank, Montana 59427

(Address of principal executive offices) (Zip code)

Issuer's telephone number: 406-873-5580

SEC file number: 333-126031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2007
MAJESTIC OIL & GAS INC.

	By:	/s/ Patrick Montalban
Name: Patrick Montalban
Title: President, CEO and a Director

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release